SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2002

CHITTENDEN CORPORATION
(Exact name of Registrant as specified in charter)

Vermont	0-7974	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable
(Former name or former address,
if changed since last report)

Item 5.        Other Information

On December 5, 2002, Chittenden Corporation (NYSE: CHZ) announced several structural and key executive management assignment changes to the organization. Attached is the press release dated December 5, 2002.

INDEX TO EXHIBITS

EXHIBIT NUMBER

(99.1)	Additional Exhibits

Press Release relating to the announcement: Chittenden announces key executive management changes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/  F. SHELDON PRENTICE
Senior Vice President, General Counsel and Secretary

DATE: December 17, 2002